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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                              September 15, 1996
Commission File Number                                                33-92836

                   FIRST SECURITY AUTO GRANTOR TRUST 1995-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                    Utah
I.R.S. Employer Identification No.                                  36-7153652
Address of principal executive offices           79 South Main, P.O. Box 30006
                                                          Salt Lake City, Utah
Zip Code                                                            84130-0006
Registrant's telephone number, including area code              (801) 246-5165


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period July 26, 1996 through Aug. 25, 1996.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1995-A
(Registrant)

By: FIRST SECURITY BANK, N.A. (formerly
    FIRST SECURITY BANK OF IDAHO, N.A. and
    FIRST SECURITY BANK OF UTAH, N.A.)
    (Sellers and Servicers)


[SIGNED]
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer


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EXHIBIT A
First Security Auto Grantor Trust 1995-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank Of Utah, N.A.
And First Security Bank Of Idaho, N.A.
Trustee: First Chicago

July 26,1996 Thru August 25,1996
Distribution Date:  9-15-96


                                                                                                       Per $1,000 of
Statement for Class A and Class B Certificateholders Pursuant                                      Original Class A/
to Section 4.7 of the Pooling and Servicing Agreement                                            Class B Certificate
                                                                                                              Amount
(i)  Principal Distribution
          Class A  Amount                                                          6,793,240.02               28.3515
          Class B Amount                                                             320,100.32               28.3500

(ii)  Interest Distribution
          Class A  Amount                                                            621,114.55                2.5922
          Class B Amount                                                              29,270.12                2.5923

(iii)  Yield Supplement Amount                                                           340.77                0.0014

(iv)  Basic Servicing Fee                                                            104,061.55                0.4148

               First Security Bank Of Utah, N.A.                                      42,351.88                0.1688
               First Security Bank Of Idaho, N.A.                                     61,709.67                0.2460

(v)  Class A Certificate Balance (end of Collection Period)                      112,460,754.06
     Class A Pool Factor (end of Collection Period)                                   0.4693529
     Class B Certificate Balance (end of Collection Period)                        5,299,763.28
     Class B Pool Factor (end of Collection Period)                                   0.4693794

(vi)  Total Pool Balance (end of Collection Period)                              117,760,517.34

(vii)  Realized Losses                                                                90,897.62

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                         0.00
       (y) Excess of Class B Certificate Balance over amount by which                      0.00
           Pool Balance exceeds Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                      5,299,223.28
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the                           0.00
     Sellers or purchased by Servicers

NOTE: ON JUNE 21, 1996, FIRST SECURITY BANK OF UTAH, N.A. AND FIRST SECURITY BANK OF IDAHO, N.A. WERE
      MERGED TO FORM FIRST SECURITY BANK, N.A.
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